EXHIBIT 10.1

                                                         LLN/#1: 3938/3939GV.amd
                                                          Date: October 29, 1990

                                SECOND AMENDMENT

      This amendment is to the Restated License Agreement for vascular and cardiovascular applications of diagnostic and therapeutic laser catheters signed by Massachusetts Institute of Technology on April 24, 1990 and by GV Medical on April 26, 1990.

      The parties thereto agree that the Patent Rights of M.I.T. Case 3938 and M.I.T. Case 3939 were inadvertently omitted from the listing of the Patent Rights in Appendix D of the Restated License Agreement. The parties therefore agree that the following shall be added to Appendix D, effective as of April 26, 1990:

      M.I.T. CASE NO. 3938
      "Visible Fluorescence Spectral Diagnostic for Laser Angiosurgery" By Cynthia do los Santos-Pancheco, Leo T. Kenny and Michael S. Feld U.S. Patent 4,718,417 (Issued 1/12/88)

      M.I.T. CASE NO. 3938A
      "Catheter System for Imaging"
      By Carter Kittrell and Michael S. Feld
      U.S.S.N. 439,005 (Filed 11/21/89)
      CONTINUATION OF U.S.S.N. 100,714 (Filed 9/24/87 and now abandoned)

      Foreign Filing

      * PCT/US88/03257 (Filed 9/21/88 designating Japan and EPO) Claiming priority to U.S. 100,714 (Filed 9/24/87 and now abandoned)

      * Canadian patent application 578,286-4 (Filed 9/23/88 and claiming priority to U.S.S.N. 100,714)

      M.I.T. CASE NO. 3939
      "Optical Shield for a Laser Catheter"
      By Carter Kittrell, Gary B. Hayes and Michael S. Feld
      U.S. Patent 4,648,892 (Issued 3/10/87)

      No Foreign Filings

Agreed to for:

Massachusetts Institute of Technology                GV Medical
By     /s/ JOHN T. PRESTON                           By     /s/ JAMES GRABEK
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Title  Director, Technology Licensing Department     Title  President/CEO
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Date   OCTOBER 27, 1990                              Date   NOVEMBER 12, 1990
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